UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
4000 Route 66, Suite 310
Tinton Falls, New Jersey 07753
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 5.07.	Submission of Matters to Vote of Security Holders

On June 11, 2026, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company stockholders voted to (i) re-elect Jeffrey B. Lown II, Joseph Murin, Robert C. Mercer, Jr., Sharon Lee Cook, and Dale Hoffman to the board of directors of the Company (the “Board of Directors), to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified, (ii) approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company for the year ended December 31, 2025, as described in the proxy statement for the Annual Meeting, (iii) ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent public auditors for the fiscal year ending December 31, 2026, and (iv) approve the proposed amendment to the Company’s charter to remove the Board of Director’s exclusive power to amend the Company’s bylaws and make new bylaws (the “Charter Amendment”). The voting results with respect to each of these matters is set forth below:

1.           Each of the nominees for election to the Board of Directors was re-elected based on the votes for, votes withheld and broker non-votes set forth below after each respective name:

Name	Votes For	Votes Withheld	Broker Non-Vote
Jeffrey B. Lown II	9,184,252	2,052,934	11,592,342
Joseph Murin	9,189,112	2,048,074	11,592,342
Robert C. Mercer Jr.	9,184,495	2,052,691	11,592,342
Sharon Lee Cook	9,173,986	2,063,200	11,592,342
Dale Hoffman	9,209,225	2,027,961	11,592,342

2.           The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2025, as described in the proxy statement for the Annual Meeting, was approved based on the following votes for, votes against, abstentions, and broker non-votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
7,958,045	2,415,169	863,972	11,592,342

3.           The proposal to ratify the Company’s appointment of EY as the Company’s independent public auditors for the fiscal year ending December 31, 2026 was approved based on the following votes for, votes against, and abstentions:

Votes For	Votes Against	Abstentions
20,191,515	2,116,312	521,701

4.           The proposal to approve the Charter Amendment was not approved. The voting results of the proposal to approve the Charter Amendment were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
9,644,152	1,384,973	208,061	11,592,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: June 12, 2026	By:	/s/ Susan Healey
Susan Healey
General Counsel and Secretary